Exhibit 10.1

PRIME GLOBAL CAPITAL GROUP INCORPORATED

SUBSCRIPTION AGREEMENT

PRIME GLOBAL CAPITAL GROUP INCORPORATED, a Nevada corporation (the “Company”), has authorized capital stock consisting of 1,000,000,000 shares of Common Stock, par value US$0.001 per share (“Common Stock”). The Company now desires to issue and sell to the undersigned (the “Subscriber”), and the Subscriber desires to purchase from the Company, the number of shares of Common Stock set forth below next to the Subscriber’s name on the signature page hereto (such shares, the “Shares”) in connection with an offering of up to 920,000 shares of Common Stock at a purchase price of US$2.00 per share, which is the volume weighted average price of the Company’s securities for the 15 trading day period immediately preceding and ending on July 6, 2012, up to an aggregate of US$1,840,000 (the “Offering”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Purchase.
(a)	Subject to the terms and conditions hereof, the Subscriber agrees to purchase from the Company, and the Company agrees to issue and sell to the Subscriber, the Shares at an aggregate purchase price equal to the aggregate amount set forth next to the Subscriber’s name on the signature page hereto (the “Funds”). If the Funds are paid in Malaysian Ringgit (RM), the parties agree that the exchange rate to US Dollars shall be RM $3.171 to US $1, representing up to an aggregate of RM $5,834,640 (or US $1,840,000).

(b)	The Company has authorized the issuance and sale of the Shares subject to the terms and conditions hereof.

(c)	Contemporaneously with the Subscriber’s execution and delivery to the Company of an executed counterpart to this Agreement, the Subscriber shall tender the Funds to the Company by wire transfer of immediately available funds to an account or accounts specified in writing by the Company to the Subscriber.

2.	Delivery of Agreement. The Subscriber hereby delivers to the Company, and the Company hereby accepts, an executed counterpart of this Subscription Agreement.

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3.	Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to the Company that:

(a)	The Subscriber: (i) if a natural person, represents that he or she has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and has adequate means for providing for his or her current financial needs and anticipated future needs and possible contingencies and emergencies and has no need for liquidity in the investment in the Shares; (ii) if a corporation, partnership, association, joint stock company, trust, unincorporated organization or other entity, represents that: such entity was not formed for the specific purpose of acquiring the Shares; such entity is duly organized, validly existing and (if applicable in the applicable jurisdiction) in good standing (or similar status under local law) under the laws of the jurisdiction of its organization; the consummation of the transactions contemplated hereby will not result in a violation of its charter or other organizational documents; such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares; the execution and delivery of this Agreement has been duly authorized by all necessary corporate or other action on its part; and this Agreement has been duly executed and delivered on behalf of such entity; (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation or other entity for whom the undersigned is executing this Agreement, and such individual, ward, partnership, trust, estate, corporation or other entity has full right and power to perform his, her or its obligations pursuant to this Agreement and make an investment in the Company, and that this Agreement constitutes a legal, valid and binding obligation of such subscribing individual, ward, partnership, trust, estate, corporation or other entity; and (iv) the execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber (or, if applicable, such subscribing individual, ward, partnership, trust, estate, corporation or other entity) is a party or by which he, she or it is bound;

(b)	The Subscriber has received and reviewed this Agreement and all Exhibits hereto; it, its attorney and its accountant have had access to, and an opportunity to review, all documents and other materials requested of the Company; it and they have been given an opportunity to ask any and all questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain all information that it or they believe necessary or appropriate to verify the accuracy of this Agreement, all Exhibits hereto and any other documents and materials requested of the Company and to evaluate the suitability of an investment in the Shares; and, in evaluating the suitability of an investment in the Shares, it and they have not relied upon any representations or other information (whether oral or written);

(c)	Assuming due execution and delivery by the Company of this Agreement, this Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and

(d)	No broker has acted on behalf of the Subscriber in connection with this Agreement, and there are no brokerage commissions, finders’ fees or commissions payable in connection herewith based on any agreement, arrangement or understanding with the Subscriber or any action taken by the Subscriber.

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4.	Representations and Warranties for Accredited Investors. The Subscriber hereby represents and warrants as follows:

(a)	The Subscriber is acquiring the Shares for investment purposes only, for its own account, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(b)	The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment;

(c)	The Subscriber is aware that it may have to bear the economic risk of such investment for an indefinite period of time or to suffer a complete loss of its investment;

(d)	The Subscriber understands, acknowledges and agrees (i) that the Shares have not been registered under (and that the Company has no present intention to register the Shares under) the Securities Act or applicable state securities law and that the offering and sale of such Shares are being made in reliance on the exemption from the registration requirements provided by Section 4(2) of the Securities Act and the regulations promulgated thereby and analogous provisions of certain state securities laws or in accordance with Regulation S under the Securities Act (“Regulation S”), and (ii) that such Shares may not be sold or otherwise transferred by the Subscriber unless the Shares have been registered under the Securities Act and applicable state securities laws or are sold or transferred in a transaction exempt therefrom;

(e)	The Subscriber understands that no public market now exists for any of the securities issued by the Company and that it is unlikely that a public market will ever exist for the Shares; and

(f)	The Subscriber is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and has completed properly and delivered an executed copy of the questionnaire attached hereto as Exhibit A.

5.	Representations and Warranties For Non-U.S. Persons Only. The Subscriber hereby represents and warrants the following:

(a)	The Subscriber is not a U.S. Person, as such term is defined in Regulation S, was not formed under the laws of any United States jurisdiction and was not formed for the purpose of investing in securities not registered under the Securities Act. The term “U.S. Person” as defined in Regulation S means: (s) any natural person resident in the United States; (t) any partnership or corporation organized or incorporated under the laws of the United States; (u) any estate of which any executor or administrator is a U.S. Person; (v) any trust of which any trustee is a U.S. Person; (w) any agency or branch of a foreign entity located in the United States; (x) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (y) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (z) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act unless it is organized or incorporated, and owned by, accredited investors (as defined in Rule 501(a) under the Securities Act) that are not natural persons, estates or trusts;

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(b)	No offer or sale of the Shares was made to the Subscriber in the United States;

(c)	The Subscriber is not purchasing the Shares for the account or on behalf of any U.S. Person;

(d)	The Subscriber has not made any pre-arrangement to transfer the Shares to a U.S. Person or to return the Shares to the United States securities markets (which includes short sales and hedging transactions in the United States within the periods restricted under Regulation S (the “Restricted Periods”) to be covered by delivery of Shares) and is not purchasing the Shares as part of any plan or scheme to evade the registration requirements of the Securities Act;

(e)	The Subscriber acknowledges and understands that all offers and sales of the Shares by the Subscriber in the United States or to U.S. Persons or otherwise, whether prior to the expiration or after the expiration of the Restricted Periods, shall be made only pursuant to a registration of the Shares under the Securities Act or an exemption from registration requirements of the Securities Act. The Subscriber also acknowledges and understands that the Company will, in order to approve removal of the restrictive legend from certificates evidencing the Shares, require from the Subscriber (i) certain written representations to indicate that the sale of the Shares was made in a transaction that complies with the provisions of Regulation S, pursuant to a registration of the Shares under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and (ii) require a legal opinion in accordance with Section 8(a) hereof that removal of the legend is appropriate;

(f)	The Subscriber has not engaged in any “directed selling efforts” (as defined in Regulation S) in the United States regarding the Shares, nor has it engaged in any act intended to or that reasonably might have the effect of preconditioning the U.S. market for the resale of the Shares;

(g)	The Subscriber is not a “distributor” as defined in Regulation S. The Subscriber acknowledges, understands and agrees that, if the Subscriber should be deemed to be a distributor prior to reselling the Shares to a non-U.S. Person during the Restricted Periods, the Subscriber will send a notice to each new subscriber of the Shares that such new subscriber is subject to the restrictions of Regulation S during the Restricted Periods;

(h)	The Subscriber is not an officer, director or “affiliate” (as that term is defined in Rule 405 under the Securities Act) of the Company or an “underwriter” or “dealer” (as such terms are defined in the federal securities laws of the United States), and the purchase of the Shares by the Subscriber is not a transaction (or part of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act. The Subscriber understands and agrees that, if the Subscriber becomes an affiliate of the Company at any time after purchasing the Shares, every sale made by it thereafter must be made in compliance with the provisions of Rule 144 of the Securities Act (“Rule 144”) (except for the two-year holding period requirement), including the filing of Form 144 with the U.S. Securities and Exchange Commission at the time of the sale, as required under Rule 144. The Subscriber understands and agrees that the provisions of Rule 144, if at any time applicable to it, are separate and apart from, and independent of, any restrictions imposed by Regulation S and will apply even after the expiration of the Restricted Periods;

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(i)	The Subscriber does not have a short position in, or other hedged position with respect to, the Shares or the shares of Common Stock of the Company and will not have a short position in, or other hedged position with respect to, such securities at any time prior to the expiration of the Restricted Periods; and

(j)	If at any time after the expiration of the Restricted Periods the Subscriber wishes to transfer or attempts to transfer the Shares to a U.S. Person, the Subscriber agrees to notify the Company if at such time it is an “affiliate” of the Company or is then acting as an “underwriter,” “dealer” or “distributor” as to such Shares (as such terms are defined in the federal securities laws of the United States or the regulations promulgated thereunder, including, but not limited to, Regulation S), or if such transfer is being made as part of a plan or scheme to evade the registration provisions of the Securities Act.

6.	Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber that:

(a)	Organization. The Company is duly organized and validly existing under the laws of the State of Nevada and has the corporate power and authority to own its properties and assets and to carry on its business as now conducted. The Company is duly qualified or authorized to do business as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties or assets requires such qualification or authorization, except where the failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company.

(b)	Authorization of Agreement; Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Subscriber, this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

7.	Reliance. The Subscriber acknowledges and agrees that the Company and its agents are relying on the truth and accuracy of the foregoing representations and warranties in the offering of the Shares for sale to the Subscriber without having first registered the Shares under the Securities Act. All representations, warranties and covenants contained in this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereunder.

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8.	Restrictions on Transfer of the Shares.

(a)	No Transfer; Opinion of Counsel. The Subscriber acknowledges that there are restrictions on the transferability of the Shares. Since the Shares are not registered under the Securities Act or applicable state securities laws, the Subscriber acknowledges and agrees that it shall have no right at any time to sell, assign, pledge, hypothecate, distribute (as a dividend or otherwise), transfer or otherwise dispose of or encumber the Shares (except by will or by the laws of descent and distribution), unless the Company shall first have been provided with an opinion of counsel acceptable to the Company that such sale is exempt from such registration under the Securities Act and any applicable state securities laws.

(b)	Restrictive Legends. The Subscriber is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. The Subscriber consents to the placement of the following legend on the stock certificate(s) representing the Shares until such time as the Shares are eligible for sale under Rule 144(k) under the Securities Act and prior to the registration for resale thereof:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE ‘SECURITIES ACT’), AND MAY NOT BE offered or sold (I) in the united states or to u.s. persons BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS (A) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT WITH RESPECT THERETO OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION AND A WRITTEN OPINION FROM COUNSEL FOR THE ISSUER OR COUNSEL FOR THE HOLDER REASONABLY ACCEPTABLE TO THE ISSUER HAS BEEN OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED AND (II) OUTSIDE THE UNITED STATES, UNLESS IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT AND THE PURCHASER IN SUCH TRANSaction PROVIDES A CERTIFICATION to the issuer THAT IT IS A NON-U.S. PERSON. each beneficial holder, by accepting an interest in THE SECURITIES REPRESENTED BY THIS CERTIFICATE, agrees that any hedging transaction involving SUCH SECURITIES MAY not be conducted unless in compliance with the securities Act. TERMS IN THIS LEGEND HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

“Transfer of securities represented by this certificate is restricted under the terms of a subscription Agreement, dated as of JULY ___, 2012 (the ‘subscription Agreement’), to which the Corporation is party. A copy of the subscription agreement will be furnished to any stockholder upon written request, and without charge, within five (5) days after the corporation’s receipt of a written request therefor.”

9.	Notice to Subscriber. Correspondence and notices to the Subscriber shall be sent to the address listed below the signature of the Subscriber on the signature page of this Agreement until such time as the Subscriber shall notify the Company, in writing, of a different address to which such correspondence and notices are to be sent.

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10.	Miscellaneous.

(a)	The Subscriber agrees that this Agreement is not transferable or assignable.

(b)	The Subscriber agrees that, except as expressly permitted by any applicable state law, the Subscriber may not cancel, terminate or revoke this Agreement or any agreement of the Subscriber made hereunder, and this Agreement shall survive the death or legal disability of the Subscriber and shall be binding upon the Subscriber’s heirs, executors, administrators, successors and assigns.

(c)	This Agreement and the Exhibits hereto constitute the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.

(d)	Headings are for convenience only and are not deemed to be part of this Agreement.

(e)	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device, pursuant to which the signature of, or on behalf of, such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes as of the date first written above. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement, as well as any facsimile, telecopy or other reproduction hereof.

(f)	This Agreement and the rights and obligations of the parties hereunder shall be enforced, governed and construed in all respects in accordance with the internal substantive laws of the State of Nevada (without reference to principles of conflicts or choice of law that would cause the application of the internal laws of any other jurisdiction).

(g)	The Subscriber acknowledges that, if it is a resident of any state whose “blue sky laws” or other local securities laws require a restriction on transferability of securities, it will comply with such restriction requirements.

(h)	If any part of any provision of this Agreement or any other agreement or document given pursuant to or in connection with this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

11.	Confidentiality. Except as may be required by applicable law or as otherwise agreed among the parties hereto, neither the Company nor the Subscriber nor any of their respective Affiliates (as defined below) shall at any time divulge, disclose, disseminate, announce or release any information to any person (i) concerning this Agreement or the transactions contemplated hereby, without first obtaining the prior written consent of the other party hereto or (ii) any trade secrets or other confidential information of the other party hereto (or its Affiliates), without first obtaining the prior written consent of such other party hereto; provided, however, that each party shall be entitled to disclose information with respect to the Subscriber’s investment in the Company on any reports such Subscriber furnishes to its investors or as otherwise required by any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline. An “Affiliate” of any specified person shall mean any other person that directly or indirectly controls, or is under common control with, or is controlled by, such specified person. As used in this definition, “control” (including with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

[Signature Page Follows]

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IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of July __ , 2012.

SUBSCRIBER:

____________________	US$ Total Dollar Amount of Subscription
Not applicable _______________________ Tax Identification Number	US$ 2.00 Price Per Share

____________________ Total Number of Shares

Mailing Address and Phone Number of Subscriber:

c/o Union Hub Technology Sdn Bhd
11-2, Jalan 26/70A,
Desa Sri Hartamas
50480 Kuala Lumpur
Malaysia
Telephone: +6013 398 3183

Accepted and agreed to as of July __, 2012:

PRIME GLOBAL CAPITAL GROUP INCORPORATED

By: ____________________________________

Name: Liong Tat Teh

Title: Chief Financial Officer

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Exhibit A

PRIME GLOBAL CAPITAL GROUP INCORPORATED

ACCREDITED INVESTOR QUESTIONNAIRE

In connection with that certain Subscription Agreement, dated as of July __, 2012, by and between _________ (the “Subscriber”) and Prime Global Capital Group Incorporated, a Nevada corporation (the “Company”), pursuant to which the Subscriber has subscribed for, and (subject to acceptance by the Company) has agreed to purchase from the Company, _______ shares (collectively, the “Shares”) of common stock, with a par value of US$0.001 per share (“Common Stock”), of the Company the undersigned represents and warrants to the Company as follows:

1. Status as “Accredited Investor”

The undersigned understands that the sale of the Shares is limited solely to “Accredited Investors”, as that term is defined under Regulation D of the Securities Act of 1933, as amended (the “Act”). Under Regulation D, individuals and entities meeting the qualifications set forth below are Accredited Investors. By checking one of the boxes set forth below, the undersigned represents and warrants to the Company that the undersigned is an Accredited Investor by reason of the qualifications described opposite the checked box:

A. Individual Investors.

☐	Any natural person whose net worth, or joint net worth with that person’s spouse, at the time of the purchase exceeds US$1,000,000, excluding the value of the primary residence of such natural person or persons.

☐	Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	Any executive officer or director of the Company.

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B. Investor Entities.

☐	Any entity in which all of the equity owners are Accredited Investors.

☐	A corporation, partnership, business trust, limited liability company or Section 501(c)(3) organization with total assets in excess of US$5,000,000 that was not formed for the specific purpose of acquiring shares of Common Stock.

☐	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring shares of Common Stock, whose purchase of shares of Common Stock is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment in shares of Common Stock. Note: If this qualification is selected, the representative of the trust must deliver to the Company a written summary of his or her knowledge and experience in financial and business matters on a separate form to be provided by the Company.

☐	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring shares of Common Stock, with total assets in excess of US$5,000,000.

The undersigned is a ___________________ meeting the foregoing description. (Insert Type of Entity)

☐	Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

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The undersigned is a _____________________ meeting the foregoing description. (Insert Type of Entity)

2. Certification as to Location of Residence or Principal Place of Business. The undersigned represents and warrants to the Company that the undersigned is a resident of the location listed in the address of the undersigned set forth below, or, if the undersigned is an entity, that the principal place of business of the undersigned is such address.

[Signature Block For Individuals]	[Signature Block For Entities]

Not applicable

(Signature)	(Name of Entity)

By:
(Printed Name)	Name:
Title:

c/o Union Hub Technology Sdn Bhd
11-2, Jalan 26/70A,
(Street Address of Residence)	(Street Address of Principal Office)

Desa Sri Hartamas
50480 Kuala Lumpur
(City or Town) (State) (Zip Code)	(City or Town) (State) (Zip Code)

Malaysia
(Country)	(Country)

+6013 398 3183
(Daytime Telephone Number)	(Daytime Telephone Number)

Date: July __, 2012

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